UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): April 21, 2015

PARTY CITY HOLDCO INC.

(Exact name of registrant as specified in its charter)

Delaware	001-37344	46-0539758
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

80 Grasslands Road Elmsford, New York	10523
(Address of principal executive offices)	(Zip code)

Registrant’s telephone number, including area code: (914) 345-2020

Former name or former address, if changed since last report: N/A

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

On April 21, 2015, in connection with the closing of the initial public offering (the “IPO”) by Party City Holdco Inc. (the “Company”) of its common stock, the Amended and Restated Registration Rights Agreement, dated as of April 21, 2015 (the “Registration Rights Agreement”), was entered into by and among the Company, THL PC Topco, L.P., Advent-Party City Acquisition Limited Partnership and the other persons listed in the signature pages thereto, substantially in the form previously filed as Exhibit 4.7 to the Company’s Registration Statement on Form S-1 (File No. 333-193466), as amended (the “Registration Statement”). Additionally, in connection with closing of the IPO, the Amended and Restated Stockholders’ Agreement, dated as of April 21, 2015 (the “Stockholders’ Agreement”), was entered into by and among the Company THL PC Topco, L.P., Advent-Party City Acquisition Limited Partnership and the other persons listed in the signature pages thereto, substantially in the form previously filed as Exhibit 4.9 to the Company’s Registration Statement. Copies of the Registration Rights Agreement and Stockholders’ Agreement are filed as Exhibits 4.1 and 4.2, respectively, herewith and incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

As previously disclosed in the Company’s Registration Statement, in connection with the consummation of the IPO, the Company filed a restated certificate of incorporation (the “Restated Certificate”) with the Secretary of State of the State of Delaware. The Restated Certificate became effective on April 21, 2015. The Company’s board of directors and stockholders previously approved the Restated Certificate to be filed in connection with the consummation of the IPO. The Restated Certificate restates the Company’s certificate of incorporation in its entirety to, among other things: (i) authorize 300 million shares of common stock and (ii) authorize 15 million shares of undesignated preferred stock that may be issued from time to time by the Company’s board of directors in one or more series.

The foregoing description of the Restated Certificate is qualified by reference to the Restated Certificate, a copy of which is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

As previously disclosed in the Company’s Registration Statement, and in connection with the consummation of the IPO, the amended and restated bylaws of the Company (the “Amended and Restated Bylaws”), previously approved by the Company’s board of directors and stockholders to become effective immediately upon the consummation of the IPO, became effective. The Amended and Restated Bylaws amend and restate the Company’s bylaws in their entirety to, among other things: (i) eliminate the ability of the Company’s stockholders to take action by written consent in lieu of a meeting; (ii) establish procedures relating to the presentation of stockholder proposals at stockholder meetings; (iii) establish procedures relating to the nomination of directors; (iv) modify the indemnification provisions for the Company’s directors and officers; and (v) conform to the amended provisions of the Restated Certificate.

The foregoing description of the Amended and Restated Bylaws is qualified by reference to the Amended and Restated Bylaws, a copy of which is attached hereto as Exhibit 3.2 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Certificate of Incorporation

3.2	Amended and Restated Bylaws

4.1	Amended and Restated Registration Rights Agreement among Party City Holdco Inc., THL PC Topco, L.P., Advent-Party City Acquisition Limited Partnership and certain other stockholders of Party City Holdco Inc. dated as of April 21, 2015

4.2	Amended and Restated Stockholders Agreement among Party City Holdco Inc., THL PC Topco, L.P., Advent-Party City Acquisition Limited Partnership and certain other stockholders of Party City Holdco Inc. dated as of April 21, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARTY CITY HOLDCO INC.

Date: April 21, 2015	By:	/s/ Michael A. Correale
Michael A. Correale
Chief Financial Officer

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